                                                                     EXHIBIT 4.1

Common Stock                                                     $.01 PAR VALUE

NUMBER                                                                    SHARES





                           (SYMBION HEALTHCARE LOGO)

                                 SYMBION, INC.

INCORPORATED UNDER THE LAWS
 OF THE STATE OF DELAWARE                    SEE REVERSE FOR CERTAIN DEFINITIONS
                                                           AND LEGENDS
                                                        CUSIP 871507 10 9


THIS CERTIFIES THAT










is the owner of



           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                          $.01 PAR VALUE PER SHARE, OF

                                 SYMBION, INC.

transferable in person or by duly authorized attorney on the books of the Corporation upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and the provisions of the Certificate of Incorporation and the Bylaws of the Corporation, as amended from time to time, to which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
    IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers.







DATED:

R. Dale Kennedy                                        Richard E. Francis, Jr.

SECRETARY
                                                       CHAIRMAN OF THE BOARD AND
                                                       CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED.
     SUNTRUST BANK
BY                            TRANSFER AGENT
                              AND REGISTRAR



                              AUTHORIZED SIGNATURE

                                 SYMBION, INC.


     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH AUTHORIZED CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR TO ITS TRANSFER AGENT AND REGISTRAR.

     THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A RIGHTS AGREEMENT BETWEEN THE CORPORATION AND SUNTRUST BANK, AS IT MAY BE AMENDED (THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE CORPORATION WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. AS DESCRIBED IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO, OR ACQUIRED BY ANY ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE THEREOF (EACH AS DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, SHALL, UNDER CERTAIN CIRCUMSTANCES, BECOME NULL AND VOID.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common                             UNIF GIFT MIN ACT--_________ Custodian _________
     TEN ENT -- as tenants by the entireties                                          (Cust)             (Minor)
     JT TEN  -- as joint tenants with right of                                       under Uniform Gifts to Minors
                survivorship and not as tenants                                      Act _________________________
                in common                                                                         (State)

    Additional abbreviations may also be used though not in the above list.

   For value received, _________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFICATION NUMBER OF ASSIGNEE
______________________________________


_______________________________________________________________________________

_______________________________________________________________________________
please print or typewrite name and address, including postal zip code of assignee
_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________Shares
of the Common Stock by the within Certificate and do hereby irrevocably constitute and appoint ________________________________________________________

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


DATED __________________
                              _________________________________________________
                              NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.



        SIGNATURE(S)
         GUARANTEED:
                    ____________________________________________________________
                    THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.